SECURIAN FUNDS TRUST

(the “Trust”)

SFT Macquarie Growth Fund

SFT Macquarie Small Cap Growth Fund

(each, a “Fund”, and collectively, the “Funds”)

Supplement dated October 15, 2025 to the Prospectus of Securian Funds Trust, dated May 1, 2025, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of Securian Funds Trust, dated May 1, 2025, as supplemented to date (the “SAI”).

1.	Nomura Acquisition of Macquarie

On April 21, 2025, Macquarie Group Limited (“Macquarie”), the ultimate parent company of Delaware Investments Funds Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust, together with certain of its affiliates, and Nomura Holding America Inc. (“Nomura”), announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management’s US and European public investments business (the “Transaction”). The Transaction is anticipated to close on or about November 1, 2025, and is subject to customary closing conditions, including obtaining any necessary legal and regulatory approvals. A change in control of DIFA, the investment sub-adviser to the Funds, will occur upon the closing of the Transaction. As a result of the change in control, and pursuant to the Investment Company Act of 1940, as amended, the existing sub-advisory agreement between Securian Asset Management, Inc. (“Securian AM”), the investment adviser to the Funds, and DIFA will also automatically terminate upon the closing of the Transaction.

Upon the closing of the Transaction, DIFA will be renamed Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust. Accordingly, at a meeting of the Board of Trustees of the Trust (the “Board”) scheduled for October 30, 2025, the Board will consider approving a new sub-advisory agreement between Securian AM and NIFA. It is expected that the new sub-advisory agreement will contain terms that are substantively identical to the terms in the existing sub-advisory agreement between Securian AM and DIFA. In addition, DIFA has informed Securian AM that it is anticipated that the current portfolio managers responsible for the day-to-day management of the Funds will continue to serve the Funds after the closing of the Transaction, and that the change in control of DIFA will have no material impact on those portfolio management teams.

2.	Anticipated Future Name Changes of the Funds as a Result of the Transaction

In addition, to accommodate Nomura’s desire to have all investment products that any of its affiliates manage become aligned with the new “Nomura” naming convention, Securian AM anticipates requesting that the Board approve changing the name of the Funds as follows:

Current Name	Proposed New Name

SFT Macquarie Growth Fund	SFT Nomura Growth Fund

SFT Macquarie Small Cap Growth Fund	SFT Nomura Small Cap Growth Fund

Should the Board approve these name changes, they would become effective as of May 1, 2026.

Please retain this supplement for future reference.

F110461 10-2025